Annual Shareholder Meeting

May 7, 2008

NYSE: ID

www.L1ID.com

TM

Safe Harbor Statement

This presentation contains forward-looking statements that involve risks and uncertainties. Forward-looking statements in this document and those made from time to time by L-1 Identity Solutions, Inc. through its senior management are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of
1995. These forward-looking statements reflect the Company's current views based on management's beliefs and assumptions and information currently available. Forward-looking statements concerning future plans or results are necessarily only estimates, and actual results could differ materially from expectations. Certain factors that could cause or contribute to such differences include, among other things, the availability of government funding for L-1's products and solutions, the size and timing of federal contract awards, performance on existing and future contracts, general economic and political conditions and other factors affecting spending by customers, and the unpredictable nature of working with government agencies. Additional risks and uncertainties are described in the Securities and Exchange Commission filings of the Company, including the Company's Form
10-K for year ended December 31, 2007 and Form 10-Q for the quarter ended March 31, 2008.  The Company expressly disclaims any intention or obligation to update any forward-looking statements.

L-1 Strategic Vision

Build the premier identity solutions company

Protect and secure personal identities through leading biometric technologies

Deliver customized multi-modal solutions for unique customer requirement on time and in budget

Significant internal research and development program aimed at the core identity technologies

A disciplined fiscal operating model delivers strong and
predictable results

Achieve organic growth in excess of 20% annually complemented by a focused acquisition strategy

Profitable, with solid margins and strong cash flow

Deliver exceptional shareholder value

Revenues
(in millions)
$600
$450
$300
$150
$0
'05 '06 '07 '08E

Adjusted EBITDA
(in millions)
$100
$80
$60
$40
$40
$0
'05 '06 '07 '08E

Free Cash Flow
(in millions)
$80
$60
$40
$20
$0
'05 '06 '07 '08E

L-1 IDENTITY SOLUTIONS

L-1 Identity Solutions

L-1 Identity Solutions Company

Secure Credentialing Solutions

Scalable Biometric ID Capabilities

Fingerprinting Services

Intel Services

Human Intelligence

Engineering and Analytical Solutions

Information Technology

Proven management team and over
1,800 employees globally

Headquartered in Stamford, CT with offices
located throughout the U.S. and Europe

U.S. based technology development

NYSE: ID

About Security 50 | Current Year Reports | Current Year Ranking | Previous Reports and Rankings

SECURITY 50 2007

SECURITY TOP 50

Security 50 strives to represent a mix of security leaders and highlight their strengths in different product categories such as Video Surveillance, Access Control, Biometrics, Alarm (Intrusion Detection) and Multiple. As a leading trade publication and media platform with a global network, A&S is uniquely positioned to collect information from companies worldwide that influence the industry. After four months of number crunching, nail biting and exhaustive efforts, we proudly present this year's Security 50 ranking.

Current Year Ranking

07'	06'	Company	Headquarters	Product Group	Total Revenue ($US Millions)		Revenue Growth
					2006	2005	2005 2006
1	2	UTC Fire & Security	U.S.	Multiple	$4,700.0	$4,250.0	10.6%
2	3	ASSA ABLOY	Sweden	Access Control	$4,624.5	$4,129.2	12.0%
3	5	Honeywell	U.S.	Multiple	$2,405.0	$2,300.0	4.0%
4	New	GE Security	U.S.	Multiple	$2,000.0	$2,000.0	
5	6	Bosch Security Systems	Germany	Multiple	$1,783.0	$1,303.0	36.8%
6	New	FLIR	U.S.	Video Surveillance	$575.0	$500.0	13.1%
7	New	JVC	Japan	Video Surveillance	$533.8	$563.7	-5.3%
8	10	Tamron	Japan	Video Surveillance	$531.3	$497.3	6.8%
9	8	Verint Systems	U.S.	Video Surveillance	$373.6	$300.1	20.9%
14	12	Hitron Systems	Korea	Video Surveillance	$145.1	$142.1	2.1%
15	27	AV Tech	Taiwan	Video Surveillance	$120.8	$110.0	9.8%
16	New	L-1 Identity Solutions	U.S.	Biometrics	$117.4	$65.6	79.0%
17	18	NiceSystems	Israel	Video Surveillance	$108.7	$73.8	47.3%
18	10	Cogent Systems	U.S.	Biometrics	$101.7	$159.9	-36.4%
48	38	Hunt Electronic	Taiwan	Video Surveillance	$32.9	$32.5	1.2%
49	41	Vivotek	Taiwan	Video Surveillance	$32.8	$27.3	20.1%
50	48	VisionHi-Tech	Korea	Video Surveillance	$24.9	$23.0	8.3%

CTIA
The Wireless Association®

2007
FROST & SULLIVAN
Global Excellence in Growth Strategy Award

2007
FROST & SULLIVAN
North American Homeland Security and Defense Growth Excellence Award

L-1 IDENTITY SOLUTIONS

Recognized as an Industry Leader

SOURCE: ASMAG.COM
“SECURITY TOP 50” 2007

2007 E-Tech Award Winner:

Best Consumer Healthcare/Public

Safety/Transportation Application

ViiSAGE
Integrated Biometric Technology
L-1 Identity Solutions
identix
ComnetiX
McClendon Corporation
bioscrypt
SecuriMetrics Incorporated
iridian technologies
SpecTal Consultants
Advanced Concepts, Inc.
DIGIMARC
L-1 Identity Solutions

Building a Leader in Identity Management

December
AutoTest
Division of
Openshaw
Media Group

December

February

October

February

July

July

December

August

August

2007

2006

2005

2008

*Expected to close Q’2 – Q’3 2008

*

L-1 Acquisition of Digimarc

Create the leader in credentialing systems solutions to meet the evolving market and customer requirements

Customer will have a choice of secure credentialing production systems including central issuance, over the counter, or a hybrid approach

Combination of security features will deliver best-in-class protection and foster the development of the superior next-generation security functionality

L-1 and Digimarc combined will bring significant synergies and benefits to the identity management industry

Real ID

International ID programs

Identity Management Capabilities

Credentialing

Authentication

Verification

Access Control

Intelligence

Screening

Vetting

Adjudication

Identification Processing

Knowledge Discovery

Data Capture

Enrollment

L-1 IDENTITY SOLUTIONS	●	●	●	●	●	●	●	●	●	●
COGENT SYSTEMS	◔	○	○	●	◐	○	●	○	○	○
Cognitec	○	○	○	○	○	●	○	○	○	○
CROSSMATCH TECHNOLOGIES	●	●	◐	○	○	○	○	◔	○	○
NEC	○	○	◐	●	◐	●	●	○	○	○
PRINTRAK® A Motorola Company	○	○	◐	●	◐	○	●	○	○	○
Sagem Morpho	○	○	●	●	◐	◐	●	◐	○	○

● ◐ ◔ ○

L-1 IDENTITY SOLUTIONS

Competitive Landscape

Strong Presence

Limited Presence

No Presence

Minimal Presence

Mobile
ID

Full
Hand

Biometric
Data-Mining

AFIS

Facial
  Recognition

Intel
Svcs

Live
Scan

Iris

   Credentialing
   (Pay-by-Click)

ABIS

Civilian
MCKENNA,
KEVIN, ANDREW
Federal Emergency Response Official

PASSPORT
United States
of America

ARMED FORCES OF THE UNITED STATES

UNITED STATES OF AMERICA
• PASSPORT CARD •
UNITED STATES DEPARTMENT OF STATE

Secure Credentialing

L-1 has delivered over 165 million secure
credentials

Produce 35M credentials/year at more than 2000
locations

High resolution, non-fading image printing

Central issuance and over-the-counter DMV
solutions

Key contracts

PassCard

U.S. Passport

DoD Common Access Card

State Driver’s Licenses

Biometric Capture Systems

Pier-T

TouchPrint™
Booking Stations

DFR®
Readers

FaceIt® Quality
Assessment and
Capture Software

TP-4800 Palm,
Slap & Roll

TP-4100

HIIDE™ Multi-biometric
Enrollment and Verification

Large Scale Multi-Biometric Search Engines
ABIS® with Finger Face and/or Iris Matching

DoD ABIS (finger, face and iris)

State Driver’s Licenses

National ID & Voter Registration

State Department

Visa and Green Card
applications

70 million+ record database,
largest in the world!

Current Biometric Data
Criminal Master File

L-1 IDENTITY SOLUTIONS

DoD Biometric
Fusion Center

FBI

CJIS

Other
Governmental
Organizations

DoD

Organizations

Arrestees

Automated Biometric Identification System (ABIS)

Detainees, Locally
Employed Personnel, etc.

Force Protection
Initiatives (FPI, MNFI)

Criminal Master Files

Enemy Prisoner of
War Records

Submission Sources

Terrorist/Crime
Scenes (Latent Prints)

Biometric Identification
System for Access

U.S. Government Agencies

Ingests Information from Any
Source and Searches Against Any
Biometric or Multiple Biometric

Identity Verification: Mobile ID

Photo Image
Capture and
Matching  System

PIER™ Iris
System

HIIDE™ - Finger Face and Iris

Integrated Biometric
Identity System (IBIS) –
Credential and
Fingerprint Matching
System

Current State and Commercial Locations
Current HazMat Locations
Pending Locations

Fingerprinting Services

Total business & technology infrastructure
for outsourcing biometric capture

~500 locations across the USA and Canada

Four million people fingerprinted to date

Current rate 1.2 million people per year

Key contracts

TSA HAZPRINT

HSPD-12

TWIC

Insurance, day care workers, real estate

Health care, education and other pre-
employment programs by State

Access Control Solutions

Biometric physical and logical access control

Finger, face and/or iris physical access control linked to
logical access control security

ID enrollment software and mobile solutions

Strong presence in the commercial enterprise market with
over 400 global customers and an install base of over
260,000 access control units

Significant partners including Kronos, Honeywell, ADI,
Lenel and HP, among others

HSPD-12 PIV
Access System

Walkthrough
Facial Access
System

Wall Mounted Iris Access

Logical Access Credential
Manager

Government & Intelligence Consulting Services

Human Intelligence (SpecTal)

Counterterrorism

Information sharing and analysis

Counterintelligence

Behavioral science

Vulnerability assessments

Surveillance and surveillance
detection

Computer forensics

Operational support

Training

Imagery Science (McClendon)

Imagery analysis

Spectral science, hyperspectral/
multi-spectral systems

Geospatial systems

Model making and prototype
fabrication

Information Technology (ACI)

Information assurance

Systems engineering

Telecommunications R&D

Public safety consulting

FY’05/’06/’07 Review and FY’08 Expectations

Free Cash Flow

EPS

Adj. EBITDA

Revenue

($0.2)

($0.37)

$6.6m

$66.2m

FY’05 (A)

$5.7m

($0.71)

$23.6m*

$164.4m

FY’06 (A)

$39.7m

$0.24

$60.1m

$389.5

FY’07 (A)

$63m

$0.12

$83m

$565m

FY’08 (E)**

$75m

$0.13

$110m

$670m

Pro Forma
FY’08 (E)***

 *     After excluding non-recurring charges of $3.3 million

**    Using mid-point of expected range

***  Includes Digimarc as if the companies were together since Jan. 1 2008,

         excluding any impact of non-reoccurring items

2007 Highlights

Industry adoption of multi-modal biometric software, including iris

Selected for the U.S. Department of Defense (DoD), Automated Biometric
Identification System program (NGA), as part of the Northrop Grumman team to provide finger, face, palm and iris recognition

Secured a contract with the Department of Defense Military Enrollment Process
Command (MEPCOM) for finger and face recognition software

Supplied the DoD with its multi-biometric enrollment solutions (fingerprint, face, iris)
to accredit foreign nationals working in U.S. military facilities in Iraq as part of the
Biometric Identification System for Access (BISA) initiative

Momentum for L-1 Live Scan hardware and software devices

TP4100 Live Scan device was “ruggedized” and launched with over 5,000 deployments in 2007 across the Department of State and other international agencies

Department of Homeland Security continued to rely upon L-1 TP-3000 live scan systems at border sites, with $2.5 million in contract revenue secured in 2007 and
$12.0 million received since the inception of the program

2007 Highlights

Recognition of over $40.0 million in revenue for portable multi-modal devices from the U.S. military, including PIER and HIIDE; in 2007, more than 7,000 units were deployed, as a result there are more than 10,000 units in the field today.

Commitment to developing customized applications for DMV, law enforcement and border management markets

ID SUITE

Driver’s license contract awards exceeded $36 million

Proliferation of fingerprinting and enrollment programs generating more than $50 million in customer awards

Secured contracts with Texas, Maryland, California, New York, South Carolina and others, as well as deployed its enrollment network in Canada

Received potentially significant subcontract roles for the Transportation Worker Identification
Credential (TWIC) and Homeland Security Presidential Directive 12 (HSPD-12) programs

Investment in the international marketplace with $28 million in revenue in key markets, up 87 percent from the prior year

Quarterly Financial Review

($0.03)

($0.06) – ($0.03)

($0.12)

($0.07)

EPS

$12.6m

$10m - $12m

$5.7m

$2.5m

Adj. EBITDA

$116m

$110m - $115m

$70.0m

$23.4m

Revenues

Q1’08(A)

Q1’08(E)

Q1’07(A)

   Q1’06(A)

Q2’08 Forecast

$0.03 – $0.05

($0.02)

($0.06)

EPS

$20m - $22m

$14.1m

$3.8m

Adj. EBITDA

$135m - $145m

$90.1m

$24.9m

Revenues

Q2’08(E)

Q2’07(A)

   Q2’06(A)

Q1’08 Highlights

Awarded US Passport Card Program by Department of State, contract value estimated at $107 million over 5 years

Settled longstanding litigation over iris recognition technology and intellectual property rights with
LG Electronics

Awarded a five year, $50 million Blanket Purchase Agreement (BPA) supporting the Project
Management Office Defense Travel System (PMO-DTS) within the Department of Defense’s (DOD)
Business Transformation Agency (BTA)

Received $6.3 million in purchase orders from the Department of State for U.S. Passport Printers

Contracted to modernize Panama’s National and Voter Registration ID System for $3.7 million

Received approximately $24 million in fingerprinting contracts over the next 3-6 years with the
California Department of Social Services for fingerprinting daycare workers and with the Washington
State Department of Social and Health Services for fingerprinting civil applicants

Unveiled Touchprint Enhanced Definition 4800 Live Scan Device capable of capturing forensic quality ten print and palm images on a single pattern

Connecticut DMV intends to exercise its four year extension options and a technology refresh that will extend L-1’s current contract to December 31, 2012 for a total additional value of approximately
$9 million

Revenue and Growth

0

100

200

300

400

500

600

2005A

2006A

2007A

2008E*

148%

137%

45%

Revenue

Growth

*Midpoint of the range

Organic
Growth
from
‘07-’08 is
expected
to be
~23%

Estimated EBITDA CAGR*

Adj. EBITDA

$0

$50

$100

2005(A)

2006(A)

2007(A)

2008(E)

* Compounded Annual Growth Rate

EBITDA         10%                                        12%                                         15%                                         15%
Margins

132%

CAGR

$0

$200

$400

$600

$800

2005

            2006

12/31/07

Backlog

432%
Backlog
Increase

Q1’08

Backlog

Backlog Trend

Summary

Multi-modal strategy validated by strong
customer momentum

Continue to build expertise with talented,
experienced professionals

Capabilities to address most viable potential
biometric markets

Address ID management challenges with
customized solutions

Strong organic revenue, significant decrease of
operating expenses and profit growth of 20%

Increase growth margin with emphasis on
software and Intellectual Property

Defined Financial Terms

Adjusted EBITDA

L-1 Identity Solutions uses Adjusted EBITDA as a non-GAAP financial performance measurement. Adjusted EBITDA is calculated by adding back to net  income (loss) interest, income taxes, depreciation, amortization, and stock-based compensation expense. Adjusted EBITDA is provided to investors to supplement the results of operations reported in accordance with GAAP. Management believes Adjusted EBITDA is useful to help investors analyze the operating trends of the business before and after the adoption of SFAS 123(R) and to assess the relative underlying performance of businesses with different capital and tax structures. Management believes that Adjusted EBITDA provides an additional tool for investors to use in comparing L-1 Identity Solutions financial results with other companies in the industry,

many of which also use Adjusted EBITDA in their communications to investors. By excluding non-cash charges such as amortization,

depreciation and stock-based compensation, as well as non-operating charges for interest and income taxes, L-1 Identity Solutions can evaluate its operations and can compare its results on a more consistent basis to the results of other companies in the industry.

Management also uses Adjusted EBITDA to evaluate potential acquisitions, establish internal budgets and goals, and evaluate performance.

L-1 Identity Solutions considers Adjusted EBITDA to be an important indicator of the Company's operational strength and performance of its business and a useful measure of the Company's historical operating trends. However, there are significant limitations to the use of

Adjusted EBITDA since it excludes interest income and expense and income taxes, all of which impact the Company's profitability, as well as depreciation and amortization related to the use of long term assets which benefit multiple periods. L-1 Identity Solutions believes that these limitations are compensated by providing Adjusted EBITDA only with GAAP net income (loss) and clearly identifying the difference between the two measures. Consequently, Adjusted EBITDA should not be considered in isolation or as a substitute for net income (loss)

presented in accordance with GAAP. Adjusted EBITDA as defined by the Company may not be comparable with similarly named measures provided by other entities. A reconciliation of GAAP net income (loss) to Adjusted EBITDA is included in the press release for first Quarter

2008 Financial results.

Defined Financial Terms

Unlevered Free Cash Flow

Unlevered Free Cash Flow represents cash flow from operating activities, plus interest expense less capital expenditures L-1 believes unlevered free cash flow is a useful measure for assessing the company's liquidity, meeting its debt service requirements and making acquisitions. Unlevered free cash flow is not necessarily comparable to similar measures used by other entities and is not a substitute for

GAAP measures of liquidity such as cash flows from operating activities

Backlog

Backlog represents sales value of firm orders for products and services not yet delivered and, for long term executed contractual arrangements (contracts, subcontracts, and customer commitments), the estimated future sales value of estimated product shipments,

transactions processed and services to be provided over the term of the contractual arrangements, including renewal options expected to be exercised. For contracts with indefinite quantities backlog reflects estimated quantities based on current activity levels. Backlog will not necessarily result in future revenue because firm orders may be cancelled, firm orders from governmental agencies may remain subject to funding options, renewals may not be exercised by the customers, and the quantities ordered, the volume of transaction processed or services to be provided may be less than estimated. Backlog includes deferred revenues. Contractual arrangements could be cancelled by our customers without penalty for lack of performance. Contracts terminated by our customers for convenience generally would result in recovery of actual costs incurred and profit, if any, on work performed through the date of cancellation